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                                                                    EXHIBIT 10.1

                                                                       R&W DRAFT
                                                                         1/20/97



                              REINVESTMENT CONTRACT



         AGREEMENT dated as of March 1, 1997 by and between Western Financial Bank, F.S.B. (the "Bank"), and Bankers Trust Company, not in its individual capacity but solely in its respective capacities as trustee (the "Indenture Trustee") and as collateral agent, under the Indenture, dated as of March 1, 1997, (the "Indenture"), between the Trust and the Indenture Trustee (the "Indenture").

         BACKGROUND: Western Financial 1997-A Owner Trust (the "Trust") created by the Trust Agreement dated as of March 1, 1997 among WFS Financial Auto Loans, Inc., WFS Investments, Inc., Financial Security Assurance Inc. (the "Insurer")
and Chase Manhattan Bank Delaware has issued $     aggregate principal amount of
% Money Market Auto Receivable Backed Notes, Class A-1 (the "Class A-1 Notes"),
$     aggregate principal amount of   % Auto Receivable Backed Notes, Class A-2
(the "Class A-2 Notes), $ aggregate principal amount of % Auto Receivable Backed
Notes, Class A-3 (the "Class A-3 Notes"), $     aggregate principal amount of %
Auto Receivable Backed Notes, Class A-4 (the "Class A-4 Notes" and, collectively with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class
A-4 Notes, the "Notes"), and $     aggregate principal amount of   % Auto
Receivable Backed Certificates (the "Certificates"). The Contracts will be sold to the Trust and serviced by the Master Servicer pursuant to the Sale and Servicing Agreement, dated as of March 1, 1997 (the "Sale and Servicing Agreement"), among the Trust, WFS Financial Auto Loans, Inc. and WFS Financial Inc (the "Master Servicer"). The Indenture Trustee as trustee under the Indenture desires to assure that the funds deposited in or credited to the Collection Account, the Note Distribution Account and the Certificate Distribution Account (collectively, the "Specified Accounts") from time to time are invested and that funds deposited in or credited to the Holding Account are held (but not invested) and applied in accordance with the Sale and Servicing Agreement, and the Indenture Trustee as collateral agent desires to assure that funds on deposit from time to time in the Spread Account are invested.

         The parties hereto agree as follows:

         Section 1. Investments by the Indenture Trustee. Subject to Section 2, the Indenture Trustee shall invest pursuant to this Agreement (i) all funds credited to the Specified Accounts, from time to time, on the Business Day on which such funds are so credited (such funds so invested being herein referred to as the "Specified Account Invested Funds"), and (ii) all funds credited to



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the Spread Account, from time to time, on the Business Day on which such funds are so credited (such funds so invested being herein referred to as the "Spread Account Invested Funds"). The Indenture Trustee, in addition, shall deliver to the Bank pursuant to this Agreement all funds in the Holding Account, from time to time, on the Business Day on which such funds are so credited (such funds so held being herein referred to as the "Holding Account Deposited Funds"). The Specified Invested Funds and the Spread Account Invested Funds are herein referred to collectively as the "Invested Funds".

         Section 2. Investment of Invested Funds. (a) The Master Servicer will deposit in the Collection Account upon receipt certain collections on the Contracts as described in Sections 4.01 and 5.02 of the Sale and Servicing Agreement and the Indenture Trustee will deposit in the Spread Account, the Note Distribution Account and the Certificate Distribution Account amounts from time to time required to be deposited in such Accounts pursuant to Article Five of the Sale and Servicing Agreement. Subject to paragraphs (b) and (c) below, the Bank may invest the Invested Funds in investments selected by the Bank at its discretion (including, without limitation, the use of such funds in the Bank's operations) so long as this Agreement is an Eligible Investment. Except as specified in paragraphs (b) and (c) below, it shall not be necessary for the Bank to segregate the Invested Funds or the Holding Account Deposited Funds deposited with it hereunder. If on any date this Agreement shall cease to be an Eligible Investment or is terminated, then on such date and on each date thereafter funds in the Specified Accounts will not be delivered to and invested by the Bank but will instead be invested by the Indenture Trustee in Eligible Investments pursuant to the Sale and Servicing Agreement, funds in the Holding Account will be maintained in such Account and will not be deposited with the Bank pursuant to this Agreement and funds in the Spread Account will (in each case) not be invested by the Bank but will instead be invested by the Indenture Trustee as collateral agent in Eligible Investments pursuant to the Sale and Servicing Agreement.

         (b) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and the Indenture Trustee (in its capacity as Indenture Trustee under the Indenture) in writing that the Specified Account Invested Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Specified Account Invested Funds shall be held in segregated trust accounts established by the Indenture Trustee as Eligible Accounts at Bankers Trust Company or at another depositary institution approved by the Insurer. All Invested Funds held in an account established pursuant to this paragraph shall be invested in Eligible Investments, except pursuant to paragraph (a) above, pursuant to instructions by the Bank in its discretion or, in the absence of such instructions by the Bank or if any Event of Default shall have



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occurred and is continuing, pursuant to instructions by the Insurer.

         (c) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and the Indenture Trustee (in its capacity as collateral agent) in writing that the Spread Account Invested Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Spread Account Invested Funds shall be held in a segregated trust account established by the Indenture Trustee as an Eligible Account at Bankers Trust Company or at another depositary institution approved by the Insurer. All Invested Funds held in an account established pursuant to this paragraph shall be invested in Eligible Investments, except pursuant to paragraph (a) above, pursuant to instructions by the Master Servicer or, in the absence of such instructions, as otherwise provided in Section 5.06(d) of the Sale and Servicing Agreement.

         (d) If on any date the Insurer, acting in its sole discretion, shall have notified the Bank and the Indenture Trustee (in its capacity as Indenture Trustee under the Indenture) in writing that the Holding Account Deposited Funds are to be held in a segregated trust account, then on such date (or, if such date is not a Business Day, the next succeeding Business Day) and on each day thereafter during the term of this Agreement all Holding Account Deposited Funds shall be held in a segregated trust account established by the Indenture Trustee as an Eligible Account at Bankers Trust Company or at another depositary institution approved by the Insurer. All Holding Account Deposited Funds held in an account established pursuant to this paragraph shall not be invested.

         Section 3. Payments by the Bank. The Bank shall be obligated to make payments in accordance with this Section until this Agreement shall have terminated and all amounts owing by the Bank under this Agreement shall have been paid by the Bank in full. On the fifth Business Day prior to each Distribution Date, the Bank shall deposit (A) in the related Specified Account, the portion of the Specified Account Invested Funds allocable to such Specified Account with respect to such Distribution Date plus the amount, if any (the "Reinvestment Earnings"), by which the Interest Payment (as defined below) for such Distribution Date exceeds the sum of (i) the aggregate amount of interest collected on the Contracts (adjusted with respect to each Contract to the Pass-Through Rate and exclusive of such collections that have been paid to the Master Servicer in reimbursement of a previous Advance) that is part of the Net Collections for such Distribution Date and (ii) the amount of the interest portion of the Advance for the related Due Period (assuming for this purpose that an Advance was made in respect of



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each delinquent Contract), and (B) in the Spread Account, the Spread Account
Invested Funds, (C) in the Holding Account, the Holding Account Deposited Funds; provided, however, that if Invested Funds (or Holding Account Deposited Funds, as the case may be) are held in one or more segregated trust accounts at the Indenture Trustee or another depositary institution pursuant to paragraph (b),
(c), or (d) of Section 2, then the Indenture Trustee shall, on the fifth Business Day prior to each Distribution Date, make or cause to be made the following respective deposits (as paragraphs (b), (c), and (d) of Section 2 are then applicable, respectively): (A) in each Specified Account, the Specified Account Invested Funds with respect to such Specified Account and such Distribution Date plus the net reinvestment income, if any, thereon, (B) in the Spread Account, the Spread Account Invested Funds plus the net reinvestment income, if any, thereon, (C) in the Holding Account, the Holding Account Deposited Funds; provided, further, that solely for purposes of this Agreement the Interest Payment for the first Distribution Date shall be calculated as interest for the period from the Cut-Off Date to and including
      , 1997.

                  "Interest Payment" means, with respect to any Distribution Date, an amount equal to the sum of (i) interest at the Class A-1 Interest Rate on the outstanding principal balance of the Class A-1 Notes as of the immediately preceding Distribution Date, (ii) interest at the Class A-2 Interest Rate on the outstanding principal balance of Class A-2 Notes as of the immediately preceding Distribution Date, (iii) interest at the Class A-3 Interest Rate on the outstanding principal balance of Class A-3 Notes as of the immediately preceding Distribution Date, (iv) interest at the Class A-4 Interest Rate on the outstanding principal balance of the Class A-4 Notes as of the immediately preceding Distribution Date, and (v) interest at the Pass Through Rate on the Certificate Balance as of the immediately preceding Distribution Date.

         Section 4. Timing of Payments. On the fifth Business Day immediately prior to each Distribution Date (each, a "RIC Maturity Date"), (i) the investment pursuant to this Agreement of Specified Account Invested Funds with respect to such Distribution Date and of all Spread Account Invested Funds shall mature and be due and payable, and the Holding Account Deposited Funds shall be required to be returned to and deposited into the Holding Account.

         Section 5. Manner of Payments. Deposits into any Specified Account by the Bank in accordance with this Agreement shall be made in immediately available funds to such Specified Account under advice to the Indenture Trustee at its address set forth in Section 8. Deposits into the Spread Account by the Bank in accordance with this Agreement shall be made in immediately available funds to the Spread Account under advice to the Indenture



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Trustee as collateral agent at its address set forth in Section 8. Deposits into the Holding Account by the Bank in accordance with this Agreement shall be made in immediately available funds to the Holding Account under advice to the Indenture Trustee at its address set forth in Section 8.

         Section 6. Term of Agreement. This Agreement shall terminate on the first date on which (i) the Notes and the Certificates shall have been paid in full as provided in the Sale and Servicing Agreement, (ii) the Bank shall have paid the aggregate amount of all Specified Account Invested Funds and Holding Account Deposited Funds hereunder to the Indenture Trustee and the aggregate amount of all Class A-1 Spread Account Invested Funds hereunder to the Indenture Trustee as collateral agent, and (iii) the Bank shall have paid all other remaining amounts owing by it hereunder; provided that no termination of this Agreement shall limit or restrict any rights of the Insurer under the Insurance Agreement to recover Unreimbursed Insurer Amounts in respect of any claims paid under the Policies in respect of this Agreement. This Agreement may be terminated by the Bank, with the prior written consent of the Insurer, upon written notice to the Insurer and the Indenture Trustee on any date following receipt by the Bank of a notice from the Insurer pursuant to paragraph (b) of
Section 2 hereof; provided that such termination by the Bank may occur on any RIC Maturity Date without such consent of the Insurer if (i) the Bank shall have made all of the payments referred to in clauses (ii) and (iii) of the immediately preceding sentence, and (ii) the Bank shall have paid the amount of the pro rata portion of Reinvestment Earnings and net reinvestment income accrued under Section 3 but not otherwise owing on such RIC Maturity Date. If on any date this Agreement shall cease to be an Eligible Investment, then (A) on such date and on each date thereafter funds in the Specified Accounts and in the Spread Account will be invested, and funds in the Holding Account will be maintained, in the manner specified in the last sentence of Section 2(a), (B) on the next succeeding RIC Maturity Date the Bank shall make all of the payments referred to in clause (ii) of the second preceding sentence (other than Specified Account Invested Funds, if any, relating to the second Distribution Date immediately following such RIC Maturity Date) and clause (iii) of the second preceding sentence, and (C) on the RIC Maturity Date next succeeding the RIC Maturity Date referred to in clause (B) of this sentence, the Bank shall pay the aggregate amount of any remaining Specified Account Invested Funds hereunder to the Indenture Trustee and shall pay all remaining amounts owing by the Bank hereunder, including the pro rata portion of Reinvestment Earnings and net reinvestment income accrued under Section 3 for the period ending on such date, to the Indenture Trustee, as trustee under the Indenture and as collateral agent, respectively, in the manner specified in Section 5, and upon the making of all such payments pursuant to clauses (B) and (C) of this sentence this Agreement shall terminate; provided, that no such



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termination of this Agreement shall limit or restrict any rights of the Insurer under the Insurance Agreement to recover Unreimbursed Insurer Amounts in respect of any claims paid under the Policies in respect of this Agreement. Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to perform its obligations pursuant to this Agreement until the Certificate Balance is reduced to zero.

         Section 7. Representations. The Indenture Trustee, solely in its respective capacities as trustee under the Indenture and as collateral agent and not in its individual capacity, and the Bank represent and warrant, each as to itself to the other, that this Agreement has been duly authorized, executed and delivered and constitutes a valid and binding agreement of the Indenture Trustee (in such respective capacities) and the Bank, respectively, and that neither the execution and delivery of this Agreement nor the performance of the obligations of the Indenture Trustee (in such respective capacities) or the Bank under this Agreement will contravene any federal or state law or any order, decree, license, permit or the like which is applicable to the Indenture Trustee (in such respective capacities) or the Bank or to which the Bank or the Indenture Trustee (in such respective capacities) is a party or by which the Bank or the Indenture Trustee is bound.

         Section 8. Notices. All notices and other communications given pursuant to this Agreement shall be communicated to the addresses listed below, in each case with a copy to Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: Surveillance Department, or to such other address or to the attention of such other person as such party shall have designated for such purpose in a written notice to the other:

If to the Indenture          Bankers Trust Company
 Trustee, as trustee         Four Albany Street, 10th Floor
 under the Indenture         New York, New York  10006
 and as collateral           Attention:  Corporate Trust
 agent                                   Department - Asset Backed
                                         Group

If to the Bank:              Western Financial Bank, F.S.B.
                             16485 Laguna Canyon Road
                             Irvine, California  92618
                             Attention:  Harriet Burns Feller, Esq.


         Section 9. Terms. All capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Sale and Servicing Agreement or, if not otherwise defined in the Sale and Servicing Agreement, in the Indenture, as applicable.




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         Section 10.  Amendments.  This Agreement may not be amended except with the prior written consent of the Insurer pursuant to an instrument signed by each party hereto.

         Section 11. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, transferees and assigns; provided that the Bank may not assign all or any part of this Agreement without the prior written consent of the Insurer.

         Section 12. Governing Law. This Agreement shall be deemed to be a contract made under, and shall be governed by and construed in accordance with, the laws of the State of California, except that the duties of the Indenture Trustee, as trustee under the Indenture and as collateral agent, shall be governed by the laws of the State of New York.

         Section 13. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, all of which shall be deemed to be one and the same document.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized officers as of the day and year first written above.

                                       WESTERN FINANCIAL BANK, F.S.B.


                                       By: ______________________________
                                           Name:
                                           Title:

                                       BANKERS TRUST COMPANY, not in its
                                         individual capacity but solely as
                                         Indenture Trustee under the
                                         Indenture and as collateral agent


                                       By: ______________________________
                                           Name:
                                           Title:



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